Exhibit 99.3

Form 10-K, Item 8.    Financial Statements and Supplementary Data

Our consolidated Financial Statements of the Company listed in the index appearing under Part IV, Item 15(a)(1) of this report and the Financial Statement Schedule listed in the index appearing under Part IV, Item 15(a)(2) of this report are filed as part of this report and are incorporated herein by reference in this Item 8.

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